Exhibit 32.1

Certification Pursuant To

18 U.S.C. Section 1350,

as Adopted Pursuant To

Section 906 of The Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of NSTAR Electric Company (the “Company”) on Form 10-Q for the quarter ending March 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas J. May, Chairman, President and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(i)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and
(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 5, 2010	By:	_/s/ THOMAS J. MAY_____
Thomas J. May
Chairman, President and
Chief Executive Officer